3Q 2016 Financial Results and Business Update November 9th, 2016 Exhibit 99.2

Forward-Looking Statements Safe Harbor Statement Some of the statements made in this presentation are forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe harbor Provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based upon Intrexon’s current expectations and projections about future events and generally relate to Intrexon’s plans, objectives and expectations for the development of Intrexon’s business.  Although management believes that the plans and objectives reflected in or suggested by these forward-looking statements are reasonable, all forward-looking statements involve risks and uncertainties and actual future results may be materially different from the plans, objectives and expectations expressed in this presentation. These risks and uncertainties include, but are not limited to, (i) Intrexon’s current and future ECCs and joint ventures; (ii) Intrexon’s ability to successfully enter new markets or develop additional products, whether with its collaborators or independently; (iii) actual or anticipated variations in Intrexon’s operating results; (iv) actual or anticipated fluctuations in Intrexon’s competitors’ or its collaborators’ operating results or changes in their respective growth rates; (v) Intrexon’s cash position; (vi) market conditions in Intrexon’s industry; (vii) the volatility of Intrexon’s stock price; (viii) Intrexon’s ability, and the ability of its collaborators, to protect Intrexon’s intellectual property and other proprietary rights and technologies; (ix) Intrexon’s ability, and the ability of its collaborators, to adapt to changes in laws or regulations and policies; (x) the outcomes of pending and future litigation; (xi) the rate and degree of market acceptance of any products developed by a collaborator under an ECC or through a joint venture; (xii) Intrexon’s ability to retain and recruit key personnel; (xiii) Intrexon’s expectations related to the use of proceeds from its public offerings and other financing efforts; (xiv) Intrexon’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; and (xv) Intrexon’s expectations relating to its subsidiaries and other affiliates. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Intrexon’s actual results to differ from those contained in the forward-looking statements, see the section entitled ”Risk Factors“ in Intrexon’s Annual Report on Form 10-K, as well as discussions of potential risks, uncertainties, and other important factors in Intrexon’s subsequent filings with the Securities and Exchange Commission. All information in this presentation is as of the date of the release, and Intrexon undertakes no duty to update this information unless required by law. Non-GAAP Financial Measures This presentation presents Adjusted EBITDA and Adjusted EBITDA per share, which are non-GAAP financial measures within the meaning of applicable rules and regulations of the Securities and Exchange Commission (SEC). For a reconciliation of Adjusted EBITDA to net loss attributable to Intrexon in accordance with generally accepted accounting principles and for a discussion of the reasons why the company believes that these non-GAAP financial measures provide information that is useful to investors see the tables below under “Reconciliation of GAAP to Non-GAAP Measures.” Such information is provided as additional information, not as an alternative to Intrexon’s consolidated financial statements presented in accordance with GAAP, and is intended to enhance an overall understanding of the Company’s current financial performance. © 2016 Intrexon Corp. All rights reserved. Intrexon Corporation is sharing the following materials for informational purposes only. Such materials do not constitute an offer to sell or the solicitation of an offer to buy any securities of Intrexon. Any offer and sale of Intrexon’s securities will be made, if at all, only upon the registration and qualification of such securities under all applicable federal and state securities laws or pursuant to an exemption from such requirements. The attached information has been prepared in good faith by Intrexon. However, Intrexon makes no representations or warranties as to the completeness or accuracy of any such information. Any representations or warranties as to Intrexon shall be limited exclusively to any agreements that may be entered into by Intrexon and to such representations and warranties as may arise under law upon distribution of any prospectus or similar offering document by Intrexon.

3Q 2016 Financial Results and Business Update Business Update Geno Germano – President November 9th, 2016

Marketable Products

Oxitec – Scalable Friendly™ Mosquito solution to suppress the disease-carrying *Aedes aegypti*

- Opened large scale facility with capacity to produce ~3 billion mosquitoes annually
- Began deployments for Brazil expansion and launch in Cayman Islands during Q3
- Survey showed 88% of Piracicaba, Brazil's citizens support the use of Friendly™ mosquito
- Continue engagements with government agencies and non-governmental organizations in multiple countries

Arctic® Apple – First USDA approved non-browning apple without use of chemical or antioxidant treatments

- Completed first-ever commercial harvest of its non-browning Arctic® Golden
- Achieved approval for Arctic® Fuji in approximately 8 months
- Planting 870,000 trees between 2016 & 2018 that will yield ~30 million pounds of Arctic® apples annually at maturity

Third Quarter 2016 Conference Call: Marketable Products Update

INTREXON®

© 2016 Intrexon Corp. All rights reserved.
4

Marketable Products

Trans Ova – Leader in expanding genetic gains through elite cows

- Continued cyclical weakness in cattle business impacted 3rd quarter
- Investing in transitioning to proprietary-product business to drive future growth

Exemplar Genetics – Growing recognition of their GE miniswine research models

- Journal of Clinical Investigation publications demonstrated potential of Exemplar's cystic fibrosis miniswine research models to help develop effective gene therapies
- Upcoming presentation at American Heart Association in New Orleans around custom hypertrophic cardiomyopathy model built for MyoKardia

AquAdvantage® Salmon – First engineered food animal approved by FDA/Health Canada

- Canada's Federal Court of Appeal upheld the AquAdvantage® Salmon approval
- Filed updated Form 10 for listing on NASDAQ exchange
- Advancing business plan and preparing for expanded production and launch
- Intrexon has agreed to equity subscription, conversion of debt, and plans to issue stock dividend to shareholders while retaining over 50% stake in AquaBounty

Third Quarter 2016 Conference Call: Marketable Products Update
INTREXON®
© 2016 Intrexon Corp. All rights reserved.
5

Development Platforms: Health Third Quarter 2016 Conference Call: Development Platforms Update Oncology: Collaborator ZIOPHARM will provide update on Ad-RTS-IL-12 Phase I trial for recurrent glioblastoma at Society for Neuro-oncology Conference in November ZIOPHARM has requested meeting with FDA at end of Ad-RTS-IL-12 Phase I GBM trial ZIOPHARM will have 4 presentations at ASH on underlying adoptive cell based programs and advancements with non-viral Sleeping Beauty platform Utilizing two of its adoptive cellular therapy platforms, ZIOPHARM plans to file INDs in myeloid malignancies for which patients have relatively few therapeutic options: - CD33 CAR targeting myeloid malignancies and refractory AML - Off-the-shelf approach using primary NK cells for AML Oral Mucositis: Collaborator Oragenics planning to file an IND update for AG013 for a Phase II trial for this significant unmet need Infectious Disease: Oragenics planning IND enabling studies for lantibiotic, OG716, an orally-active homolog for treatment of Clostridium difficile

Development Platforms: Health Third Quarter 2016 Conference Call: Development Platforms Update Rare Diseases: FCX-007, a gene therapy engineered for the ultra-orphan indication of Recessive Dystrophic Epidermolysis Bullosa or RDEB, has entered clinical stage Collaborator Fibrocell has completed enrollment in the NC1+ cohort and enrolled first subject for the NC1- cohort in the Phase I/II clinical trial First of six adult patients to be treated in Phase I is expected to be dosed by the end of 2016 Ophthalmology: Pioneering controlled gene therapy for Wet AMD via RheoSwitch® platform continues to move forward In conjunction with our joint venture partner Sun Pharmaceuticals we expect to file an IND within the next 3 to 6 months

Development Platforms: Health 4 Clinical Trials Utilizing Intrexon Technologies Up to 11 Clinical Trials or INDs Utilizing Intrexon Technologies 12 Additional Programs in Current Pipeline Utilizing Intrexon Technologies Q3 2016 Q2 2017 After Q2 2017 Third Quarter 2016 Conference Call: Development Platforms Update Ongoing Expansion of Clinical Programs

Health Pipeline* *Not complete list Third Quarter 2016 Conference Call: Development Platforms Update

Development Platforms: Energy & Chemicals Methanotroph Major yield advantage projected over other bio-based approaches Our platform utilizes natural gas as its feedstock Natural gas is inexpensive source of carbon on a $/MBTU basis Fermentation Natural gas Third Quarter 2016 Conference Call: Development Platforms Update Intrexon’s Natural Gas Bioconversion Platform High Value Products Our proprietary approach has achieved production of several fuels and chemicals including isobutanol, farnesene & 1,4 BDO via natural gas fermentation

Development Platforms: Crop Protection

- **Intrexon Crop Protection (ICP) offers precision pest control with limited environmental impact, potential for superior efficacy, and avoidance of insect resistance utilizing two platforms: ActoBiotics® platform and Oxitec's self-limiting species-specific insect platform**
- **Two collaborations to date with leading industry players are progressing**


Significant Suppression of Caged Populations Diamondback Moth (DBM) Through Weekly Introduction of Oxitec DBM Males
100,000
10,000
1,000
100
10
0
Eggs collected (per week)
*
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21
Week
Source: Harvey-Samuel, et al. (2015) BMC Biology 13:49.



Diamondback moth is resistant to Bacillus thuringiensis (Bt) making it very difficult to control; DBM costs farmers ~$4 billion annually

INTREXON®

Third Quarter 2016 Conference Call: Development Platforms Update
© 2016 Intrexon Corp. All rights reserved.
11

3Q 2016 Financial Results and Business Update Financial Review Joel Liffmann – SVP, Finance November 9th, 2016

Third Quarter Financial Performance * Non-GAAP financial measure as previously defined. ** Non-GAAP financial measure as redefined. Select Financial Highlights 3Q 2016 3Q 2015 Revenues $49.0 M $53.4 M Collaboration and Licensing Revenues $30.6M $34.7M Product & Services and Other Revenues $18.4M $18.6M Adjusted EBITDA (as previously defined) $(5.6) M* $3.8 M* Adjusted EBITDA (as redefined) $(3.7)M** $7.8M** Basic EPS $(0.24) $(0.34) Total Equity & Preferred Stock Securities In Connection With ECCs $163.1 M $76.6 M Cash, Cash Equivalents & Short- and Long-Term Investments $280.7 M $352.6 M Third Quarter 2016 Conference Call: Financials

Financial Discipline We target at least 100% coverage of Annual Cash Operating Expenses as we build significant portfolio of backend commercial economics FY 2014 111% þ FY 2015 133% þ Q3 2016 80% þ YTD 2016 150% þ *Cash consideration received for reimbursement of R&D services; **Total consideration received for technology access fees, milestones, and products and services revenues Third Quarter 2016 Conference Call: Financials 50% from Cost Recovery* 50% from Deal Money**

Portfolio Expansion & Maturation September 2016 1 Over 30 January 2011 Collaborations September 2016 $17.5MM $391 Million January 2011 TAF and Received Milestones September 2016 $0 $176 Million January 2011 Cost Recovery Portfolio of Backend Economics Future Milestones & Royalties Third Quarter 2016 Conference Call: Financials

Summary Over 30 collaborations in place capitalizing on our leadership position in the engineering of biology Strong cash position with $280.7 million in cash, cash equivalents, and short and long-term investments, and equity securities and preferred stock valued at $163 million Developing high value bio-solutions with our collaborators in large established markets with built-in demand Positioned to deliver meaningful returns to our shareholders through our scalable, capital efficient model and successful execution of current & future opportunities

3Q 2016 Financial Results and Business Update Q&A Session November 9th, 2016

Appendix Adjusted EBITDA and Adjusted EBITDA per share. To supplement Intrexon’s financial information presented in accordance with U.S. generally accepted accounting principles (“GAAP”), Intrexon presents Adjusted EBITDA and Adjusted EBITDA per share. Beginning this quarter, the Company redefined these measures, which will no longer include an adjustment for the impact of the change in deferred revenue related to upfront and milestone payments. Included in this Appendix is a reconciliation of the revised and previously defined Adjusted EBITDA measures in current and prior periods. A reconciliation of Adjusted EBITDA (as redefined) to net income or loss attributable to Intrexon under GAAP appears below. Adjusted EBITDA is a non-GAAP financial measure that Intrexon calculates as net income or loss attributable to Intrexon adjusted for income tax expense or benefit, interest expense, depreciation and amortization, stock-based compensation, shares issued as compensation for services, bad debt expense, noncash research and development expenses related to the acquisition of Intrexon’s license agreement with the University of Texas MD Anderson Cancer Center, litigation expenses, realized and unrealized appreciation or depreciation in the fair value of equity securities, and equity in net loss of affiliates. Adjusted EBITDA and Adjusted EBITDA per share are key metrics for Intrexon’s management and Board of Directors for evaluating the Company’s financial and operating performance, generating future operating plans and making strategic decisions about the allocation of capital. Management and the Board of Directors believe that Adjusted EBITDA and Adjusted EBITDA per share are useful to understand the long-term performance of Intrexon’s core business and facilitate comparisons of the Company’s operating results over multiple reporting periods. Intrexon is providing this information to investors and others to assist them in understanding and evaluating the Company’s operating results in a manner similar to how its management and Board of Directors evaluate operating results (except for the impact of the change in deferred revenue related to upfront and milestone payments, which is adjusted in the measures evaluated by management and the Board of Directors but no longer presented due to new SEC guidance on non-GAAP measures). While Intrexon believes that its non-GAAP financial measures are useful in evaluating its business, and may be of use to investors, this information should be considered as supplemental in nature and is not meant as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as non-GAAP financial measures presented by other companies. Adjusted EBITDA and Adjusted EBITDA per share are not measures of financial performance under GAAP, and are not intended to represent cash flows from operations nor earnings per share under GAAP and should not be used as an alternative to net income or loss as an indicator of operating performance or to represent cash flows from operating, investing or financing activities as a measure of liquidity. Intrexon compensates for the limitations of Adjusted EBITDA and Adjusted EBITDA per share by using them only to supplement the Company’s GAAP results to provide a more complete understanding of the factors and trends affecting the Company’s business. Adjusted EBITDA and Adjusted EBITDA per share have limitations as an analytical tool and you should not consider them in isolation or as a substitute for analysis of Intrexon’s results as reported under GAAP. In addition to the reasons stated above, which are generally applicable to each of the items Intrexon excludes from its non-GAAP financial measure, Intrexon believes it is appropriate to exclude certain items from the definition of Adjusted EBITDA for the following reasons: Interest expense may be subject to changes in interest rates which are beyond Intrexon’s control; Depreciation of Intrexon’s property and equipment and amortization of acquired identifiable intangibles can be affected by the timing and magnitude of business combinations and capital asset purchases; Stock-based compensation expense is a noncash expense and may vary significantly based on the timing, size and nature of awards granted and also because the value is determined using formulas which incorporate variables, such as market volatility. Shares issued as compensation for services and bad debt expense are noncash expenses which Intrexon excludes in evaluating its financial and operating performance; Unrealized and realized appreciation or depreciation in the fair value of securities which Intrexon holds in its collaborators may be significantly impacted by market volatility and other factors which are outside of the Company’s control in the short term and Intrexon intends to hold these securities over the long term except as provided above; Equity in net loss of affiliate reflects Intrexon’s proportionate share of the income or loss of entities over which the Company has significant influence, but not control, and accounts for using the equity method of accounting. The Company’s acquisition of the license agreement with the University of Texas MD Anderson Cancer Center was a noncash expense Intrexon incurred to obtain access to specific technologies, which are strategic to the Company. Intrexon believes excluding the impact of such losses or gains on these types of strategic investments from its operating results is important to facilitate comparisons between periods; and litigation expenses are an estimate of the net amount due, including prejudgment interest, as a result of the final court order from Intrexon’s trial with XY, LLC. Intrexon believes it has compelling grounds to overturn the adverse rulings of the court order through appellate action and that, as a result, the amount of the damages could be reduced or eliminated. Furthermore, supplemental information about the impact of the change in deferred revenue related to upfront and milestone payments is provided below. GAAP requires Intrexon to account for its collaborations as multiple-element arrangements. As a result, the Company initially defers certain collaboration revenues because certain of its performance obligations cannot be separated and must be accounted for as one unit of accounting. The collaboration revenues that Intrexon so defers arise from upfront and milestone payments received from the Company’s collaborators, which Intrexon recognizes over the future performance period even though the Company’s right to such consideration is neither contingent on the results of Intrexon’s future performance nor refundable in the event of nonperformance. The supplemental information about the change in deferred revenue removes the noncash revenue recognized during the period and includes the cash and stock received from collaborators for upfront and milestone payments during the period. Management and the Board of Directors consider this information in evaluating Intrexon’s operating performance as they believe it permits the quarterly and annual comparisons of the Company’s ability to consummate new collaborations or to achieve significant milestones with existing collaborators. Intrexon Corporation and Subsidiaries Reconciliation of GAAP to Non-GAAP Measures (Unaudited)

Appendix The following table presents a reconciliation of net income (loss) attributable to Intrexon to EBITDA and also to Adjusted EBITDA, as well as the calculation of Adjusted EBITDA per share, for each of the periods indicated:     Three months ended   Nine months ended             September 30,   September 30,       2016     2015   2016 2015     (In thousands) Net loss attributable to Intrexon   $ (28,982)   $ (38,213)   $ (142,475) $ (51,779) Interest expense     159     292     615   960 Income tax expense (benefit)     (418)     (923)     (3,290)   806 Depreciation and amortization     5,858     4,815     17,292   12,040                         EBITDA   $ (23,383)   $ (34,029)   $ (127,858) $ (37,973) Stock-based compensation     10,772     8,363     30,569   26,374 Shares issued as compensation for services     2,595     —     8,284   480 Bad debt expense     426     578     1,609   1,562 Research and development license with MD Anderson Cancer Center paid in stock     —     —     —   59,579 Litigation expense     —     —     4,228   — Unrealized and realized (appreciation) depreciation in fair value of equity securities     (412)     30,453     45,388   (64,392) Equity in net loss of affiliates     6,255     2,429     16,951   6,565                         Adjusted EBITDA (as redefined)   $ (3,747)   $ 7,794   $ (20,829) $ (7,805)                         Weighted average shares outstanding, basic and diluted     118,346,782     112,244,129     117,785,160   109,244,641 Adjusted EBITDA per share, basic and diluted   $ (0.03)   $ 0.07   $ (0.18) $ (0.07)                         Supplemental information:                       Impact of change in deferred revenue related to upfront and milestone payments   $ (1,811)   $ (4,025)   $ 127,795 $ 51,841

Appendix

Intrexon Corporation and Subsidiaries
Appendix – Reconciliation of redefined non-GAAP measures in prior periods (Unaudited)

The following table reconciles the revised and previously defined Adjusted EBITDA measures in the current and prior periods. Going forward, the Company will no longer present Adjusted EBITDA based on the previous definition. However, supplemental information about the impact of the change in deferred revenue related to upfront and milestone payments will continue to be provided in future periods. Adjusted EBITDA as previously defined can be calculated by adding the redefined Adjusted EBITDA measure and the impact of the change in deferred revenue related to upfront and milestone payments.

		Three months ended September 30,				Nine months ended September 30,		
		2016		2015		2016		2015
				(In thousands)				
Net loss attributable to Intrexon	$	(28,982)	$	(38,213)	$	(142,475)	$	(51,779)
Interest expense		159		292		615		960
Income tax expense (benefit)		(418)		(923)		(3,290)		806
Depreciation and amortization		5,858		4,815		17,292		12,040
EBITDA	$	(23,383)	$	(34,029)	$	(127,858)	$	(37,973)
Stock-based compensation		10,772		8,363		30,569		26,374
Shares issued as compensation for services		2,595		—		8,284		480
Bad debt expense		426		578		1,609		1,562
Research and development license with MD Anderson Cancer Center paid in stock		—		—		—		59,579
Litigation expense		—		—		4,228		—
Unrealized and realized (appreciation) depreciation in fair value of equity securities		(412)		30,453		45,388		(64,392)
Equity in net loss of affiliates		6,255		2,429		16,951		6,565
Adjusted EBITDA (as redefined)	$	(3,747)	$	7,794	$	(20,829)	$	(7,805)
Impact of change in deferred revenue related to upfront and milestone payments		(1,811)		(4,025)		127,795		51,841
Adjusted EBITDA (as previously defined)	$	(5,558)	$	3,769	$	106,966	$	44,036
Adjusted EBITDA (as redefined) per share, basic and diluted	$	(0.03)	$	0.07	$	(0.18)	$	(0.07)
Adjusted EBITDA (as previously defined) per share, basic	$	(0.05)	$	0.03	$	0.91	$	0.40
Adjusted EBITDA (as previously defined) per share, diluted	$	(0.05)	$	0.03	$	0.90	$	0.39

INTREXON

© 2016 Intrexon Corp. All rights reserved.
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